UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

L & L ENERGY, INC.

(Name of Registrant as Specified in its Charter)

___________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:  N/A

(2)     Aggregate number of securities to which transaction applies:  N/A

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

(4)     Proposed maximum aggregate value of transaction:  N/A

(5)     Total fee paid: N/A

☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for  which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

(1)     Amount Previously Paid:  N/A

(2)     Form, Schedule or Registration Statement No.:  N/A

(3)     Filing Party:  N/A

(4)     Date Filed:  N/A

EXPLANATORY NOTE

Attached is the finalized form of Proxy Card to be delivered to shareholders with Proxy Statement (filed with the SEC on August 15, 2011) and Annual Report.

L&L Energy, Inc. 130 Andover Park E. SuitE 200 Seattle, WA 98188

VOTE BY INTERNET -  www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY  OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

To vote, mark blocks below in blue or black ink as follows: Keep this portion for your records

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Detach and return this portion only

This Proxy Card is valid only when signed and dated

The Board of Directors recommends you vote FOR the following.
	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors Nominees	☐	☐	☐	________________________________________________
01 Dickson V. Lee 02 Shirley Kiang 03 Norman Mineta 04 Ian G. Robinson 05 Dennis Bracy 06 Robert W. Lee 07 Syd S. Peng

The Board of Directors recommends you vote FOR the following proposal:
2. To approve, by non-binding advisory vote, the fiscal year ending April 30, 2011 compensation paid to the Company's named executive officers.					For	Against	Abstain
					☐	☐	☐
The Board of Directors recommends you vote"3 Years" on the following proposal:
3. To recommend, by non-binding vote, the frequency of future advisory votes on executive compensation.				1 year	2 years	3 years	Abstain
				☐	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [Please sign withIN BOX] Date				Signature (Joint Owner) Date

Important Notice Regarding the Availability of Proxy Material for the Annual Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

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L & L ENERGY, INC. Annual

Meeting of Shareholders

September 15, 2011 2:30 PM
This proxy is solicited by the Board of Directors

The undersigned shareholder of L & L Energy, Inc. hereby appoints Dickson V. Lee, the proxy of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of stockholders of the Company to be held at 130 Andover Park East, Suite 200, Seattle, WA 98188, on Thursday, September 15, 2011 at 2:30 PM., Pacific Time, and any and all adjournments of said meeting, and to vote all shares of stock of L&L Energy, Inc., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR the listed director nominees (under proposal 1), for PROPOSAL 2, AND FOR THREE YEARS ON PROPOSAL 3.

Continued and to be signed on reverse side